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                          SECURITIES EXCHANGE AND COMMISSION

                               Washington, D. C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                    JUNE 12, 1997
                   Date of Report (DATE OF EARLIEST EVENT REPORTED)




                                    COCENSYS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)


         0-20954                                   33-0538836
(Commission File Number)                (IRS Employer Identification No.)



                                 213 TECHNOLOGY DRIVE
                               IRVINE, CALIFORNIA 92718
                (Address of principal executive offices and zip code)


                                    (714) 753-6100
                 (Registrant's telephone number, including area code)
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Item 5.  OTHER EVENTS.

    On June 12, 1997, CoCensys, Inc. (the "Company") announced that the Company and the Parke-Davis Division of Warner-Lambert Company have agreed to terminate the Cognex Promotion Agreement.

Item 7.  EXHIBITS.

         99.1 Press Release, titled "CoCensys, Parke-Davis Negotiating New Co-promotion Agreement; Cognex Promotion Terminated," dated June 12, 1997.


                                        2.

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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  COCENSYS, INC.


Dated:  June 17, 1997             By:   /s/ Peter E. Jansen
                                     ----------------------------------
                                            Peter E. Jansen
                                            Vice President and Chief
                                            Financial Officer


                                        3.

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                                INDEX TO EXHIBITS




EXHIBIT                                                           SEQUENTIALLY
NUMBER   DESCRIPTION                                              NUMBERED PAGE

99.1     Press Release, titled "CoCensys, Parke-Davis
         Negotiating New Co-promotion Agreement;                        5
         Cognex Promotion Terminated," dated June 12, 1997.